Exhibit 99.1

Demandware Announces Record Fourth Quarter and Year End 2014 Financial Results

Record fourth quarter subscription revenue of $49.2 million, a 47% increase year over year and 50% on a constant currency basis

Record number of customers and sites go live on Demandware Commerce Cloud platform

BURLINGTON, Mass.--(BUSINESS WIRE)--February 19, 2015--Demandware®, Inc. (NYSE: DWRE), the industry’s leading provider of enterprise cloud commerce solutions, today announced record financial results for its fourth quarter and year ended December 31, 2014.

  Record full year subscription revenue of $145.9 million, a 52% increase year over year
  Live customers reached 267 at year end, an increase of 31% from 204 at year end 2013
  Live sites reached 1,143 at year end, an increase of 39% from 820 at year end 2013
  Average revenue per customer expanded to $578,000 in 2014 up from $515,000 in 2013
  22 customers generated more than $100 million in gross merchandise value over the Demandware platform in 2014, up from 17 customers in 2013
  Subscription dollar retention rate exceeded 100% in 2014 and customer churn was less than 5%
  Contract backlog (consisting of unbilled committed minimum subscription plus deferred revenue) reached $461.7 million as of December 31, 2014, an increase of 37% over $336.5 million as of December 31, 2013. Backlog increased 42% on a constant currency basis(1)
  Early in 2015, Demandware closed the acquisition of Tomax, an enterprise cloud software company that provides an integrated solution for retail point-of-sale (POS) and store operations

“In 2014, we posted another year of record results,” stated Tom Ebling, Chief Executive Officer of Demandware. “The innovation and agility of our cloud platform empowered clients to grow significantly faster than ecommerce industry benchmarks, which enabled us to again outperform expectations. We entered 2014 with three major strategic imperatives – further penetrate large enterprise accounts, expand internationally, and enhance our omni-channel capabilities. We executed against each initiative. During the year, we signed enterprise scale customers including Charles Tyrwhitt, Panasonic, GoPro and Jack Willis and large clients such as 1-800 CONTACTS, Payless ShoeSource, Jack Wolfskin, and Wolverine Worldwide went live on the platform. We expanded deeper into the Asia Pacific region, bolstered our European operations and enriched our omni-channel capabilities with distributed order management and the Digital Store solution. The execution of our strategy in 2014 and our acquisition of Tomax in early 2015, puts Demandware in a strong position to drive the transformational change in retail from ecommerce to in-store operations.”

Subscription revenue in the fourth quarter was $49.2 million, a 47% increase over $33.5 million in the fourth quarter of 2013. Total revenue for the fourth quarter was $52.5 million, a 43% increase from $36.6 million in the fourth quarter of 2013. (1) The financial results presented in this press release reflect the Company’s revised services revenue recognition policy.

Total subscription revenue for the full year 2014 was $145.9 million, an increase of 52% over $95.7 million a year ago. Total revenue for the year ended December 31, 2014 reached $160.6 million, an increase of 51% over $106.6 million in 2013. (1)

  Demandware signed significant new contracts during the quarter including American Giant, Charles Tyrwhitt, Lola & Liza, Ganni, Movado, Poppin, Vibram, and Yumi International.
  The Cambridge Satchel Company, Dooney & Bourke, Jonathan Adler, Gurwitch Products (Laura Mercier), Marc O’Polo, Men at Work, Pacific Coast Feather, Samsonite, and Vestis Group (Bob’s Stores) launched new initial sites during the quarter.
  Existing customers like Icebreaker, Jarden Consumer Solutions, L’Oreal, Rituals, Rocky Brands, Sandro, Sleepy’s, Skullcandy, and World Kitchen, launched commerce sites for new geographies or for new brands on the Demandware Commerce Cloud platform.

“Our investments in growth and innovation delivered strong results in 2014,” stated Tim Adams, Demandware Chief Financial Officer. “We had strong customer acquisition across all geographies and we rolled out eight major platform releases, not to mention our acquisitions of Mainstreet and CQuotient. During the year, we signed ten new seven digit customers, up from five customers last year. In addition, our average revenue per customer increased to $578,000, demonstrating the tremendous value we provide to our customers. As we look into 2015 and beyond, we plan to continue to invest in sales and marketing and research and development to sign customers as quickly as possible, extend our reach deeper into Asia and Europe and expand our technological leadership. With our success in 2014, we are well positioned to grow our business in 2015 and beyond.”

Demandware’s GAAP net loss attributable to common stockholders for the fourth quarter of 2014 was $3.8 million, or $(0.11) per basic and diluted share, as compared to net income attributable to common stockholders of $2.9 million, or $0.09 per basic share and $0.08 per diluted share, for the fourth quarter of 2013. (1) Demandware’s GAAP net loss attributable to common stockholders for the year ended December 31, 2014 was $27.1 million, or $(0.78) per basic and diluted share, as compared to a net loss attributable to common stockholders of $18.0 million, or $(0.58) per basic and diluted share for the year ended December 31, 2013. (1)

Non-GAAP net income for the fourth quarter of 2014 was $5.0 million, or $0.14 per basic and $0.13 per diluted share, as compared to non-GAAP net income of $6.7 million, or $0.21 per basic share and $0.19 per diluted share for the fourth quarter of 2013. (1) (2) Non-GAAP net income for the year ended December 31, 2014 was $4.2 million or $0.12 per basic share and $0.11 per diluted share, as compared to non-GAAP net loss of $3.3 million, or $(0.11) per basic and diluted share, for 2013. (1) (2)

At December 31, 2014, we had $243.7 million in cash, cash equivalents and short term investments on the balance sheet, as compared to $279.6 million at December 31, 2013.

(1) In its Annual Report on Form 10-K for the year ended December 31, 2014, Demandware will revise its financial statements for the periods ended December 31, 2012, December 31, 2013 and the first nine months of 2014 to correct an immaterial error related to its revenue recognition policy for implementation services. All of the financial results presented in this press release reflect the Company’s revised services revenue recognition policy.

(2) Non-GAAP gross margin, non-GAAP subscription gross margin, Non-GAAP net income (loss) and non-GAAP net income (loss) per share excludes expenses related to stock-based compensation, compensation expense related to contingent retention bonuses and amortization of intangible assets related to acquisitions in 2014.

Conference Call

To access the call today at 8:30am, please dial (877) 415-3183 in the U.S. or +1 (857) 244-7326, internationally. The Passcode for the call is: 10851395. A live webcast of the call will also be available on the investor relations section of the company’s website. An audio replay will be available for one week following the conclusion of the call through February 26, 2015. The replay number is (888) 286-8010 in the U.S. or +1 (617) 801-6888 internationally. The Passcode for the replay is: 17116870.

About Demandware

Demandware, the category defining leader of enterprise cloud commerce solutions, empowers the world’s leading retailers to continuously innovate in our complex, consumer-driven world. Demandware’s open cloud platform provides unique benefits including seamless innovation, the LINK ecosystem of integrated best-of-breed partners, and community insight to optimize customer experiences. These advantages enable Demandware customers to lead their markets and grow faster. For more information, visit www.demandware.com, call +1-888-553-9216 or email info@demandware.com.

Forward-looking Statements

This release contains forward-looking statements, including statements regarding Demandware's future financial performance, market growth, the demand for Demandware's solutions, general business conditions and the potential impact of revisions in the timing of recognition of services revenue. Any forward-looking statements contained in this press release are based upon Demandware's historical performance and its current plans, estimates and expectations and are not a representation that such plans, estimates, or expectations will be achieved. These forward-looking statements represent Demandware's expectations as of the date of this press release. Subsequent events may cause these expectations to change, and Demandware disclaims any obligation to update the forward-looking statements in the future. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, our ability to attract new customers; the extent to which customers renew their contracts for our solution; the seasonality of our business; our ability to manage our growth; the variance of our business from quarter to quarter; the continued growth of the market for digital commerce software; the timing and success of solutions offered by our competitors; unpredictable macro-economic conditions; the loss of any of our key employees; the length of the sales and implementation cycles for our solutions; increased demands on our infrastructure; costs associated with operating as a public company; failure to protect our intellectual property; changes in current tax or accounting rules; and other risks and uncertainties. Further information on potential factors that could affect actual results is included in Demandware’s latest Quarterly Report on Form 10-Q filed with the SEC.

Non-GAAP Financial Measures

Demandware has provided in this release financial information that has not been prepared in accordance with GAAP. This information includes non-GAAP gross margin, non-GAAP subscription gross margin, non-GAAP operating income (loss), non-GAAP net income (loss) and non-GAAP net income (loss) per share. Demandware uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating Demandware’s ongoing operational performance. Demandware believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing its financial measures with other companies in Demandware's industry, many of which present similar non-GAAP financial measures to investors to help investors better understand the ongoing operating performance of the business. Non-GAAP gross margin, non-GAAP subscription gross margin, non-GAAP operating income (loss), non-GAAP net income (loss) and non-GAAP net income (loss) per share exclude expenses related to stock-based compensation and compensation expense related to contingent retention bonuses for the January 2014 acquisition of Mainstreet Commerce. Stock-based compensation is often difficult to predict and often excluded by other companies to help investors understand the operational performance of their business. Non-GAAP gross margin, non-GAAP subscription gross margin, Non-GAAP operating income (loss), non-GAAP net income (loss) and non-GAAP net income (loss) per share also excludes amortization expense of intangible assets related to our acquisitions of Mainstreet Commerce and CQuotient. Non-GAAP financial measures that the Company uses may differ from measures that other companies may use. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measure. A reconciliation of GAAP to the non-GAAP financial measures has been provided in the tables included as part of this press release.

Demandware, Inc.
Condensed Consolidated Balance Sheets
(unaudited, in thousands)

	December 31, 2014	December 31, 2013
ASSETS

Current assets:
Cash and cash equivalents	$158,827	$242,425
Short-term investments	84,880	37,133
Accounts receivable, net of allowance of doubtful accounts	42,441	28,402
Prepaid expenses and other current assets	8,564	4,315
Total current assets	294,712	312,275

Property and equipment, net	14,028	9,790
Purchased intangible assets, net	10,266	-
Goodwill	24,379	-
Other assets	1,785	1,866
Total assets	$345,170	$323,931

LIABILITIES, TEMPORARY EQUITY AND STOCKHOLDERS’ EQUITY

Current liabilities:
Current portion of notes payable	$-	$2,727
Accounts payable	3,581	3,174
Accrued expenses	24,871	17,362
Deferred revenue	22,799	18,280
Other current liabilities	282	184
Total current liabilities	51,533	41,727

Long-term liabilities:
Deferred revenue	12,168	8,108
Notes payable	-	1,524
Other long-term liabilities	1,424	884
Total liabilities	65,125	52,243

Temporary equity:
Redeemable noncontrolling interests	823	-
Total temporary equity	823	-

Stockholders' equity:
Common stock	353	343
Additional paid-in capital	391,896	356,766
Treasury stock, at cost	(137)	-
Accumulated other comprehensive (loss) income	(352)	64
Accumulated deficit	(112,538)	(85,485)
Total stockholders' equity	279,222	271,688
Total liabilities, temporary equity and stockholders' equity	$345,170	$323,931

Demandware, Inc.
Condensed Consolidated Statements of Operations
(unaudited; in thousands, except per share data)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2014	2013	2014	2013
Revenue:
Subscription	$49,188	$33,459	$145,879	$95,733
Services	3,314	3,161	14,674	10,881
Total revenue	52,502	36,620	160,553	106,614

Cost of revenue:
Subscription	8,326	4,788	26,933	17,157
Services	4,024	3,154	15,115	10,860
Total cost of revenue	12,350	7,942	42,048	28,017

Gross profit	40,152	28,678	118,505	78,597

Operating expenses:
Sales and marketing	24,660	13,910	74,432	52,384
Research and development	11,177	5,231	34,983	20,787
General and administrative	10,496	6,743	36,882	23,337
Total operating expenses	46,333	25,884	146,297	96,508

(Loss) income from operations	(6,181)	2,794	(27,792)	(17,911)

Other (expense) income:
Interest income	91	44	312	210
Interest expense	16	(53)	(108)	(255)
Other (expense) income	(491)	203	(1,522)	528

Other (expense) income, net	(384)	194	(1,318)	483
(Loss) income before income taxes	(6,565)	2,988	(29,110)	(17,428)
Income tax (benefit) provision	(2,741)	100	(2,050)	574

Net (loss) income	$(3,824)	$2,888	$(27,060)	$(18,002)
Net loss attributable to noncontrolling interest	(7)	-	(7)	-
Net (loss) income attributable to Demandware	$(3,817)	$2,888	$(27,053)	$(18,002)

Basic net (loss) income per share attributable to Demandware	$(0.11)	$0.09	$(0.78)	$(0.58)

Basic weighted average common shares outstanding	35,133	32,222	34,806	30,795

Diluted net (loss) income per share attributable to Demandware	$(0.11)	$0.08	$(0.78)	$(0.58)

Diluted weighted average common shares outstanding	35,133	34,920	34,806	30,795

Demandware, Inc.
Condensed Consolidated Statements of Cash Flows
(unaudited, in thousands)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2014	2013	2014	2013

CASH FLOWS FROM OPERATING ACTIVITIES:
Net (loss) income	$(3,824)	$2,888	$(27,060)	$(18,002)
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depreciation and amortization	2,086	1,092	6,601	4,385
Bad debt expense	302	64	671	497
Stock-based compensation	7,259	3,855	26,630	14,688
Consulting expense settled with a restricted stock unit award	280	-	553	-
Deferred rent expense	(31)	(24)	141	(33)
Write-off of other current asset	-	698	-	698
Amortization of premium on marketable securities	209	113	802	564
Deferred income taxes	(2,798)	-	(2,798)	-
Other non-cash reconciling items	(71)	6	126	22
Changes in operating assets and liabilities:
Accounts receivable	(15,452)	(8,412)	(13,856)	(9,684)
Prepaid expenses and other current assets	654	(429)	(4,207)	(973)
Other long term assets	1,450	(239)	(399)	(525)
Accounts payable	1,316	1,163	399	(274)
Accrued expenses	8,248	(165)	7,971	8,843
Deferred revenue	4,885	(232)	8,045	8,841
Net cash provided by operating activities	4,513	378	3,619	9,047

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	(594)	(1,225)	(9,162)	(5,560)
Purchase of marketable securities	(21,237)	(9,227)	(132,750)	(56,921)
Acquisition, net of cash acquired	(21,128)	-	(33,264)	-
Sale and maturity of marketable securities	34,960	17,641	84,191	67,464
Increase (decrease) in restricted cash and other assets	1	(4)	(18)	(171)
Net cash (used in) provided by investing activities	(7,998)	7,185	(91,003)	4,812

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from follow-on public offering, net of underwriting discounts and commissions	-	162,634	-	162,634
Proceeds from shares purchased under Employee Stock Purchase Plan	748	544	1,391	544
Purchase of treasury stock	(137)	-	(137)	-
Proceeds from exercise of stock options	1,190	2,822	6,848	7,948
Proceeds from issuance of notes payable	-	-	-	1,997
Payments of equipment notes	-	(611)	(3,345)	(2,757)
Payments of software financing agreement	-	(238)	(766)	(944)
Net cash provided by financing activities	1,801	165,151	3,991	169,422

EFFECT OF EXCHANGE RATES ON CASH AND CASH EQUIVALENTS	262	144	(205)	267

(DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(1,422)	172,858	(83,598)	183,548
CASH AND CASH EQUIVALENTS — Beginning of period	160,249	69,567	242,425	58,877
CASH AND CASH EQUIVALENTS — End of period	$158,827	$242,425	$158,827	$242,425

Demandware, Inc.
Stock Based Compensation Expense
(unaudited, in thousands)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2014	2013	2014		2013

Cost of subscription revenue	$224	$97	$701		$391
Cost of services revenue	526	290	1,967		1,179
Sales and marketing	2,139	1,166	7,474		4,296
Research and development	2,357	1,024	7,513		3,574
General and administration	2,013	1,278	8,975		5,248
	$7,259	$3,855	$26,630		$14,688

Demandware, Inc.
Compensation Expense Related to Contingent Retention Bonuses
(unaudited, in thousands)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2014	2013	2014		2013

Sales and marketing	$441	$-	$1,644		$-
Research and development	441	-	1,644		-

	$882	$-	$3,288		$-

Demandware, Inc.
Amortization Expense Related to Acquired Intangible Assets
(unaudited, in thousands)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2014	2013	2014		2013

Cost of subscription revenue	$612	$-	$1,242	(1)	$-
Sales and marketing	25	-	102	(2)	-
	$637	$-	$1,344		$-

(1) Amortization expense related to acquired intangible assets included in cost of subscription revenue was $174, $228 and $228 during the 3 months ended March 31, June 30 and September 30 2014, respectively.

(2) Amortization expense related to acquired intangible assets included in the sales and marketing line was $37, $37 and $3 during the 3 months ended March 31, June 30 and September 30 2014, respectively.

Demandware, Inc.
Reconcilation of Non-GAAP Financial Measures to Comparable GAAP Measures
(unaudited; in thousands, except per share data)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2014	2013	2014	2013
Reconciliation between GAAP operating (loss) income and non-GAAP operating income (loss):
GAAP operating (loss) income	$(6,181)	$2,794	$(27,792)	$(17,911)
Add back:
Stock-based compensation	7,259	3,855	26,630	14,688
Compensation expense related to contingent retention bonuses	882	-	3,288	-
Amortization expense related to acquired intangible assets	637	-	1,344	-
Non-GAAP operating income (loss)	2,597	6,649	3,470	(3,223)

Numerator:
Reconciliation between GAAP net (loss) income attributable to Demandware and non-GAAP net income (loss):
GAAP net (loss) income attributable to Demandware	$(3,817)	$2,888	$(27,053)	$(18,002)
Add back:
Stock-based compensation	7,259	3,855	26,630	14,688
Compensation expense related to contingent retention bonuses	882	-	3,288	-
Amortization expense related to acquired intangible assets	637	$-	1,344	-
Non-GAAP net income (loss)	4,961	6,743	4,209	(3,314)

Denominator:
Reconciliation between GAAP and non-GAAP weighted average shares used in computing diluted non-GAAP net income per common share:
GAAP weighted average common shares outstanding, basic	35,133	32,222	34,806	30,795
Add back:
Effect of dilutive securities (1)	2,126	2,698	2,362	-
Non-GAAP weighted average common shares outstanding, dilutive	37,259	34,920	37,168	30,795

Non-GAAP net income (loss) per share, basic:	$0.14	$0.21	$0.12	$(0.11)
Non-GAAP net income (loss) per share, diluted:	$0.13	$0.19	$0.11	$(0.11)

(1) These securities are anti-dilutive on a GAAP basis as a result of the Company's net loss, but are considered dilutive on a non-GAAP basis in periods where the Company has reported positive non-GAAP earnings.

Reconciliation between GAAP subscription gross margin and non-GAAP subscription gross margin:
Subscription revenue	$49,188	$33,459	$145,879	$95,733
Cost of subscription revenue	8,326	4,788	26,933	17,157
Subscription gross profit	40,862	28,671	118,946	78,576
Add back:
Stock-based compensation allocated to cost of subscription revenue	224	97	701	391
Amortization expense related to acquired intangible assets allocated to cost of subscription revenue	612	-	1,242	-
Non-GAAP Subscription Gross Profit	41,698	28,768	120,889	78,967
Non-GAAP Subscription Gross Margin	85%	86%	83%	82%

Reconciliation between GAAP total gross margin and non-GAAP total gross margin:
Total revenue	$52,502	$36,620	$160,553	$106,614
Total cost of revenue	12,350	7,942	42,048	28,017
Gross profit	40,152	28,678	118,505	78,597
Add back:
Stock-based compensation allocated to cost of revenue	750	387	2,668	1,570
Amortization expense related to acquired intangible assets allocated to cost of revenue	612	-	1,242	-
Non-GAAP Total Gross Profit	41,514	29,065	122,415	80,167
Non-GAAP Total Gross Margin	79%	79%	76%	75%

CONTACT:
Investor Relations Contact:
Erica Smith
Vice President, Investor Relations, Demandware
Office: 781-425-1222
Email: esmith@demandware.com